UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2015

BioMed Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-32261	20-1142292
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17190 Bernardo Center Drive

San Diego, California 92128

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 485-9840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 28, 2015, BioMed Realty Trust, Inc. (the “Company”) amended its charter to increase the authorized number of shares of its stock from 265,000,000 shares to 315,000,000 shares, including an increase in the authorized number of shares of its common stock from 250,000,000 shares to 300,000,000 shares.

The foregoing description of the Articles of Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Articles of Amendment, which are filed as Exhibit 3.1 to this current report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	The following exhibits are filed herewith:

Exhibit Number	Description of Exhibit

3.1	Articles of Amendment of BioMed Realty Trust, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2015	BIOMED REALTY TRUST, INC.

	By:	/s/ Greg N. Lubushkin
Name: Greg N. Lubushkin
Title: Chief Financial Officer